Global Beta Momentum-Growth ETF (Ticker: GBGR)
 (the “Fund”),
a series of Global Beta ETF Trust

Supplement dated August 4, 2020 to the Fund’s currently effective
Prospectus, as supplemented

IMPORTANT NOTICE TO INVESTORS

The information in this Supplement updates information in, and should be read in conjunction with, the Prospectus for the Fund.

The following information replaces in its entirety the first paragraph of the section of the Fund’s Prospectus entitled “Principal Investment Strategies”:

The Fund seeks to track the performance (before fees and expenses) of the Target Index.  The Target Index is comprised of equity securities of U.S. companies from the S&P 500 in the highest quintile (i.e., the highest 20% of the S&P 500) based on their year-over-year revenue growth rate, as measured by their most recently reported quarterly revenue as compared to the quarterly revenue reported four quarters ago (e.g., 2020 Q1 revenue as compared to 2019 Q1 revenue).  The constituent securities of the Target Index are weighted based on free-float market capitalization, with each individual index constituent capped at 10% at each quarterly rebalance.  In addition, index constituents from the energy sector, as classified by the Global Industry Classification Standard (GICS®), are capped at 7% in the aggregate in the Target Index at each quarterly rebalance when the price of crude oil, as defined by Crude Oil WTI futures (ticker:  CL00), is below its 30 day moving average.  As of June 30, 2020, the Target Index was comprised of 101 securities. The S&P 500 is an investable benchmark for the large-cap segment of the U.S. equity market (including real estate investment trusts (“REITs”)). As of June 30, 2020, the S&P 500 was comprised of 505 U.S. securities with capitalizations ranging from $1.86 billion to $1.58 trillion.  REITs are companies that own or finance income-producing real estate.

The following information replaces in its entirety the section of the Fund’s Prospectus entitled “More Information About the Funds’ Principal Investment Strategies – Global Beta Momentum-Growth ETF”:

Global Beta Momentum-Growth ETF: The Target Index is designed to reflect the performance of constituents from the S&P 500 in the highest quintile (i.e., the highest 20% of the S&P 500) based on their year-over-year revenue growth rate, re-weighted based on free-float market capitalization.  The Target Index calculates the year-over-year revenue growth rate of the constituents of the S&P 500, as measured by their most recently reported quarterly revenue as compared to the quarterly revenue reported four quarters ago (e.g., 2020 Q1 revenue as compared to 2019 Q1 revenue), and initially selects those securities in the highest quintile.  The Target Index then re-weights those securities based on free-float market capitalization, with each individual index constituent capped at 10% at each quarterly rebalance. In addition, index constituents from the energy sector, as classified by GICS®, are capped at 7% in the aggregate in the Target Index at each quarterly rebalance when the price of crude oil, as defined by Crude Oil WTI futures (ticker:  CL00), is below its 30 day moving average.  Target Index constituents are only capped at quarterly rebalances. As of June 30, 2020, the Target Index was comprised of 101 securities.

Investors should retain this supplement for future reference.